UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Street

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-888-425-6432

Date of fiscal year end: December 31

Date of reporting period: March 31, 2010

ITEM 1.	SCHEDULE OF INVESTMENTS

WESTERN ASSET FUND, INC.

WESTERN ASSET NON-U.S. OPPORTUNITY

BOND PORTFOLIO

FORM N-Q

MARCH 31, 2010

WESTERN ASSET NON-U.S. OPPORTUNITY BOND PORTFOLIO

Schedule of investments (unaudited)	March 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
SOVEREIGN BONDS - 49.3%
Brazil - 1.1%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/12	1,428,000	BRL	$782,194

Canada - 3.4%
Government of Canada	4.000%	6/1/16	2,300,000	CAD	2,375,908

France - 2.1%
France Government Bond OAT, Bonds	4.000%	4/25/60	1,070,000	EUR	1,437,435

Germany - 5.0%
Bundesrepublik Deutschland, Bonds	3.750%	1/4/19	2,350,000	EUR	3,355,964
Bundesrepublik Deutschland, Bonds	4.750%	7/4/40	70,000	EUR	109,970

Total Germany					3,465,934

Greece - 4.5%
Hellenic Republic	2.300%	7/25/30	579,018	EUR	553,285
Hellenic Republic Government Bond	3.700%	7/20/15	1,870,000	EUR	2,240,210
Hellenic Republic Government Bond, Senior Bonds	4.600%	9/20/40	360,000	EUR	357,873

Total Greece					3,151,368

Japan - 16.2%
Development Bank of Japan	1.750%	3/17/17	100,000,000	JPY	1,122,939
Development Bank of Japan	2.300%	3/19/26	240,000,000	JPY	2,638,503
Government of Japan	0.400%	6/15/11	179,000,000	JPY	1,920,232
Government of Japan	0.900%	3/20/14	58,000,000	JPY	631,971
Government of Japan	1.500%	9/20/18	333,400,000	JPY	3,662,950
Government of Japan	0.390%	7/20/20	30,000,000	JPY	307,252	(a)
Government of Japan	2.100%	3/20/27	33,000,000	JPY	357,115
Government of Japan	2.100%	6/20/29	58,000,000	JPY	617,499

Total Japan					11,258,461

Netherlands - 3.9%
Netherlands Government Bond	4.000%	1/15/37	1,970,000	EUR	2,690,689

Norway - 6.0%
Government of Norway	4.250%	5/19/17	23,620,000	NOK	4,161,833

Poland - 7.1%
Republic of Poland	5.750%	9/23/22	14,050,000	PLN	4,953,414

TOTAL SOVEREIGN BONDS (Cost - $33,806,799)					34,277,236

CORPORATE BONDS & NOTES - 36.3%
CONSUMER STAPLES - 0.7%
Tobacco - 0.7%
Imperial Tobacco Group PLC	7.250%	9/15/14	310,000	EUR	486,164

ENERGY - 0.2%
Oil, Gas & Consumable Fuels - 0.2%
Dong Energy A/S	4.000%	12/16/16	60,000	EUR	82,763
Dong Energy A/S	4.875%	12/16/21	50,000	EUR	69,986

TOTAL ENERGY					152,749

FINANCIALS - 32.6%
Capital Markets - 1.5%
Goldman Sachs Group Inc.	5.125%	10/23/19	150,000	EUR	205,611
Goldman Sachs Group Inc., Medium-Term Notes	6.375%	5/2/18	374,000	EUR	561,146
Lehman Brothers Holdings Inc.	4.625%	3/14/19	1,300,000	EUR	1,756	(b)
UBS AG London	6.000%	4/18/18	200,000	EUR	299,685

Total Capital Markets					1,068,198

Commercial Banks - 11.3%
Australia & New Zealand Banking Group Ltd., Subordinated Notes	5.125%	9/10/19	250,000	EUR	355,905
Barclays Back PLC	5.250%	5/27/14	390,000	EUR	568,749
Bayerische Landesbank, Medium-Term Notes	5.750%	10/23/17	250,000	EUR	342,721
BNP Paribas, Subordinated Bonds	5.019%	4/13/17	100,000	EUR	118,857	(a) (c)
BPCE SA, Subordinated Notes	9.000%	3/17/15	400,000	EUR	561,331	(a) (c)

See Notes to Financial Statements.

WESTERN ASSET NON-U.S. OPPORTUNITY BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Commonwealth Bank of Australia, Subordinated Notes	5.500%	8/6/19	200,000	EUR	291,807
Dexia Municipal Agency	1.550%	10/31/13	282,000,000	JPY	3,036,961
HT1 Funding GmbH, Subordinated Bonds	6.352%	6/30/17	266,000	EUR	262,269	(a)(c)
Intesa Sanpaolo SpA, Medium-Term Notes	5.750%	5/28/18	400,000	EUR	577,317	(a)
Lloyds TSB Bank PLC, Subordinated Notes	6.500%	3/24/20	300,000	EUR	404,645
Royal Bank of Scotland PLC, Senior Notes	4.875%	1/20/17	50,000	EUR	67,112
Royal Bank of Scotland PLC, Senior Notes	6.934%	4/9/18	550,000	EUR	764,188
Shinsei Bank Ltd.	3.750%	2/23/16	100,000	EUR	120,208	(a)(d)
Swedbank AB	5.570%	9/27/17	100,000	EUR	137,422	(a)
UniCredit SpA	4.375%	1/29/20	200,000	EUR	272,549

Total Commercial Banks					7,882,041

Diversified Financial Services - 17.3%
Banca Italease SpA	1.016%	2/8/12	50,000	EUR	65,000	(a)
Banca Italease SpA	0.900%	3/14/12	50,000	EUR	64,813	(a)
Bank of America Corp.	7.000%	6/15/16	400,000	EUR	611,876
Bank of America Corp., Subordinated Notes	4.000%	3/28/18	100,000	EUR	127,268	(a)
Caisse Refinancement de l’Habitat	4.200%	4/25/11	485,000	EUR	676,408
Citigroup Inc.	7.375%	6/16/14	300,000	EUR	458,250
Citigroup Inc., Senior Notes	7.375%	9/4/19	230,000	EUR	353,437
Eksportfinans ASA	1.600%	3/20/14	365,000,000	JPY	4,024,717
European Investment Bank	4.250%	12/7/10	1,512,000	GBP	2,349,512
European Investment Bank	1.900%	1/26/26	186,000,000	JPY	1,927,823	(d)
GE Capital European Funding	5.375%	1/23/20	150,000	EUR	214,308
Investor AB	4.875%	11/18/21	90,000	EUR	126,178
Kreditanstalt fuer Wiederaufbau	2.600%	6/20/37	42,000,000	JPY	454,169
Landesbank Hessen-Thueringen Girozentrale	5.375%	3/7/12	200,000	GBP	319,480
Resona Bank Ltd.	4.125%	9/27/12	200,000	EUR	259,325	(a)(c)(d)

Total Diversified Financial Services					12,032,564

Insurance - 2.2%
Aviva PLC, Subordinated Notes	5.250%	10/2/23	320,000	EUR	436,530	(a)
AXA	6.211%	10/5/17	200,000	EUR	253,247	(a)(c)
Mapfre SA	5.921%	7/24/37	400,000	EUR	487,074	(a)
Muenchener Rueckversicherungs-Gesellschaft AG (MunichRe), Subordinated Bonds	5.767%	6/12/17	250,000	EUR	321,117	(a)(c)

Total Insurance					1,497,968

Thrifts & Mortgage Finance - 0.3%
Hypo Real Estate International Trust I	5.864%	6/14/17	350,000	EUR	185,546	(a)(b)(c)

TOTAL FINANCIALS					22,666,317

TELECOMMUNICATION SERVICES - 1.6%
Diversified Telecommunication Services - 1.6%
British Telecommunications PLC	5.250%	1/22/13	75,000	EUR	106,869
British Telecommunications PLC	5.250%	6/23/14	194,000	EUR	275,610
British Telecommunications PLC, Senior Notes	6.125%	7/11/14	76,000	EUR	111,607
Deutsche Telekom International Finance BV	7.125%	7/11/11	108,000	EUR	155,935
France Telecom SA, Senior Notes	5.625%	5/22/18	100,000	EUR	153,381
Koninklijke (Royal) KPN N.V.	5.000%	11/13/12	149,000	EUR	214,465
Telecom Italia SpA	5.250%	3/17/55	100,000	EUR	110,833

TOTAL TELECOMMUNICATION SERVICES					1,128,700

UTILITIES - 1.2%
Electric Utilities - 0.2%
Electricite de France (EDF)	4.625%	9/11/24	100,000	EUR	138,655

Water Utilities - 1.0%
Anglian Water Services Ltd	6.250%	6/27/16	230,000	EUR	352,960
Thames Water Utilities Cayman Finance Ltd.	6.125%	2/4/13	200,000	EUR	294,298

Total Water Utilities					647,258

TOTAL UTILITIES					785,913

TOTAL CORPORATE BONDS & NOTES (Cost - $25,503,089)					25,219,843

See Notes to Schedule of Investments.

WESTERN ASSET NON-U.S. OPPORTUNITY BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
NON-U.S. TREASURY INFLATION PROTECTED SECURITIES - 5.0%
Canada - 0.4%
Government of Canada, Bonds	4.000%	12/1/31	201,510	CAD	288,916

France - 4.0%
Republic of France	4.000%	4/25/55	2,080,000	EUR	2,802,021

Japan - 0.6%
Government of Japan, Bonds	1.300%	9/10/17	35,748,000	JPY	375,107

TOTAL NON-U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost - $3,296,776)					3,466,044

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost - 62,606,663)					62,963,123

SHORT-TERM INVESTMENT - 1.7%
Repurchase Agreement - 1.7%
Deutsche Bank Securities Inc. repurchase agreement dated 3/31/10; Proceeds at maturity - $1,192,001; (Fully collateralized by U.S. government agency obligation, 0.000% due 4/26/10; Market value - $1,215,840) (Cost - $1,192,000)	0.020%	4/1/10	1,192,000		1,192,000

TOTAL INVESTMENTS - 92.3% (Cost - 63,798,663#)					64,155,123
Other Assets in Excess of Liabilities - 7.7%					5,368,419

TOTAL NET ASSETS - 100.0%					$69,523,542

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2010.

(b)	The coupon payment on these securities is currently in default as of March 31, 2010.

(c)	Security has no maturity date. The date shown represents the next call date.

(d)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

BRL	— Brazilian Real
CAD	— Canadian Dollar
EUR	— Euro
GBP	— British Pound
JPY	— Japanese Yen
NOK	— Norwegian Krone
PLN	— Polish Zloty

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and Significant Accounting Policies

Western Asset Non-U.S. Opportunity Bond Portfolio (the “Fund”) is a separate non-diversified investment series of Western Asset Funds, Inc. (“Corporation”). The Corporation, an open-end management investment company, is registered under the Investment Company Act of 1940, as amended (“1940 Act”).

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment Valuation. Debt securities are valued at the last quoted bid price provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market and are valued at the bid price as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to convert future amounts to a single present amount.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Sovereign bonds	—	$34,277,236	$—	$34,277,236
Corporate bonds & notes	—	25,219,843	—	25,219,843
Non-U.S. treasury inflation protected securities	—	3,466,044	—	3,466,044

Total long-term investments	$—	$62,963,123	$—	$62,963,123

Short-term investment†	—	1,192,000	—	1,192,000

Total investments	$—	$64,155,123	$—	$64,155,123

Other financial instruments:
Futures contracts	$(3,225)	$—	—	$(3,225)
Forward foreign currency contracts	—	2,192,198	—	2,192,198
Credit default swaps on credit indices - buy protection‡		(41,483)		(41,483)

Total other financial instruments	$(3,225)	$2,150,715	—	$2,147,490

Total	$(3,225)	$66,305,838	—	$66,302,613

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

Notes to Schedule of Investments (unaudited) (continued)

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	CORPORATE BONDS & NOTES
Balance as of December 31, 2009	$2,702
Accrued premiums/discounts	227
Realized gain/(loss) (1)	—
Change in unrealized appreciation (depreciation) (2)	(1,170)
Net purchases (sales)	—
Transfers into Level 3	—
Transfers out of Level 3	(1,759)

Balance as of March 31, 2010	$—

Net change in unrealized appreciation (depreciation) for investments in securities still held at March 31, 2010(2)	$—

(1)	This amount is included in net realized gain (loss) from investment transactions.

(2)

Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase Agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and of the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked to market and measured against the value of the agreement to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Inflation-Indexed Bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(d) Futures Contracts. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of interest rates and foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Notes to Schedule of Investments (unaudited) (continued)

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Written Options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked to market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Forward Foreign Currency Contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a Forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(g) Swap Agreements. The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked to market daily and changes in value are recorded as unrealized appreciation/(depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities held as collateral for swap contracts are identified in the Schedule of Investments.

Credit Default Swaps. The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to a sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from

Notes to Schedule of Investments (unaudited) (continued)

the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(h) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(i) Foreign Risk. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(j) Security Transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At March 31, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$4,080,117
Gross unrealized depreciation	(3,723,658)

Net unrealized appreciation	$356,459

Notes to Schedule of Investments (unaudited) (continued)

At March 31, 2010, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
Australian Treasury 10-Year Bonds	28	6/10	$2,659,225	$2,610,784	$(48,441)
German Euro Bund	5	6/10	833,946	834,679	733
United Kingdom Long Gilt Bonds	3	6/10	520,341	522,795	2,454
U.S. Treasury 5-Year Notes	2	6/10	229,038	229,688	650
U.S. Treasury 30-Year Bonds	25	6/10	2,897,738	2,903,125	5,387

					$(39,217)

Contracts to Sell:
Australian Treasury 3-Year Bonds	75	6/10	7,046,196	6,996,869	49,327
Euro Bundes Obligationer	29	6/10	4,580,214	4,595,057	(14,843)
U.S. Treasury 10-Year Notes	7	6/10	815,258	813,750	1,508

					$35,992

Net Unrealized Loss on Open Futures Contracts					$(3,225)

During the period ended March 31, 2010, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding December 31, 2009	200	$55,600
Options written	219	83,898
Options closed	(200)	(55,600)
Options exercised	—	—
Options expired	(219)	(83,898)

Written options, outstanding March 31, 2010	0	$0

At March 31, 2010, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Local Currency	Market Value	Settlement Date	Unrealized Gain(Loss)
Contracts to Buy:
Australian Dollar	5,300,000	$4,836,883	5/18/10	$219,788
British Pound	555,000	842,598	5/18/10	(40,768)
British Pound	3,593,605	5,455,793	5/18/10	(305,061)
British Pound	5,945,581	9,026,552	5/18/10	(418,064)
British Pound	1,100,000	1,670,015	5/18/10	(75,282)
British Pound	510,000	774,279	5/18/10	7,122
British Pound	190,000	288,457	5/18/10	4,052
Canadian Dollar	1,186,208	1,168,307	5/18/10	45,132
Canadian Dollar	3,003,498	2,958,172	5/18/10	114,086
Canadian Dollar	395,515	389,547	5/18/10	19,547
Danish Krone	4,436,174	806,156	5/18/10	(18,345)
Danish Krone	4,286,573	778,970	5/18/10	(17,244)
Euro	1,570,000	2,124,842	5/18/10	(63,660)
Euro	5,588,978	7,564,136	5/18/10	(245,399)
Euro	9,748,848	13,194,114	5/18/10	(309,162)
Euro	850,000	1,150,392	5/18/10	(14,301)
Euro	1,500,000	2,030,103	5/18/10	(26,772)
Euro	270,000	365,419	5/18/10	(337)
Euro	259,459	351,152	5/18/10	(2,373)
Euro	530,000	717,303	5/18/10	8,566

Notes to Schedule of Investments (unaudited) (continued)

Euro	540,000	730,837	5/18/10	6,645
Euro	1,600,000	2,165,444	5/18/10	9,084
Euro	180,000	243,612	5/18/10	984
Japanese Yen	41,140,000	440,636	5/18/10	(14,387)
Japanese Yen	600,750,000	6,434,416	5/18/10	(215,021)
Japanese Yen	63,714,509	682,423	5/18/10	(20,347)
Japanese Yen	49,000,000	524,821	5/18/10	(16,837)
Japanese Yen	10,000,000	107,106	5/18/10	(1,055)
Norwegian Krone	4,750,000	798,662	5/18/10	(12,085)
Norwegian Krone	6,237,866	1,048,830	5/18/10	(4,927)
Norwegian Krone	2,608,330	438,563	5/18/10	3,275
Norwegian Krone	2,657,691	446,862	5/18/10	(493)
Norwegian Krone	9,958,300	1,674,382	5/18/10	14,333
Polish Zloty	7,000,000	2,445,089	5/18/10	59,080
Polish Zloty	1,110,780	387,994	5/18/10	12,825
Polish Zloty	930,000	324,847	5/18/10	3,839
Swedish Krona	12,241,600	1,700,917	5/18/10	19,217
Brazilian Real	700,000	388,779	5/25/10	13,001
Brazilian Real	660,000	366,563	5/25/10	3,427
South Korean Won	1,368,246,000	1,206,646	5/25/10	20,168
South Korean Won	261,750,000	230,835	5/25/10	1,029

				(1,236,720)

Contracts to Sell:
Australian Dollar	1,360,000	1,241,163	5/18/10	(54,120)
Australian Dollar	1,246,480	1,137,562	5/18/10	(40,286)
Australian Dollar	2,251,399	2,054,670	5/18/10	(74,385)
Australian Dollar	420,000	383,300	5/18/10	(8,480)
British Pound	250,000	379,549	5/18/10	21,166
British Pound	9,748,469	14,800,077	5/18/10	783,338
British Pound	3,351,598	5,088,380	5/18/10	217,200
Canadian Dollar	1,630,320	1,605,717	5/18/10	(62,073)
Canadian Dollar	943,001	928,770	5/18/10	(41,265)
Canadian Dollar	1,056,329	1,040,389	5/18/10	(48,157)
Canadian Dollar	750,000	738,682	5/18/10	(9,181)
Canadian Dollar	740,000	728,833	5/18/10	(2,003)
Danish Krone	8,205,016	1,491,041	5/18/10	48,361
Euro	15,485,530	20,958,151	5/18/10	618,921
Euro	500,000	676,701	5/18/10	20,504
Euro	7,542,072	10,207,458	5/18/10	333,342
Euro	1,297,857	1,756,522	5/18/10	61,710
Euro	8,220,571	11,125,739	5/18/10	256,948
Euro	6,940,000	9,392,612	5/18/10	247,118
Euro	1,680,000	2,273,716	5/18/10	22,340
Euro	270,000	365,419	5/18/10	9,750
Euro	3,800,000	5,142,929	5/18/10	28,925
Euro	540,000	730,837	5/18/10	6,101
Euro	600,000	812,041	5/18/10	7,190
Euro	250,000	338,351	5/18/10	4,521
Euro	61,000	82,558	5/18/10	947
Japanese Yen	449,139,919	4,810,575	5/18/10	160,536

Notes to Schedule of Investments (unaudited) (continued)

Japanese Yen	1,818,605,748	19,478,428	5/18/10	657,157
Japanese Yen	566,327,465	6,065,728	5/18/10	160,661
Japanese Yen	100,877,417	1,080,461	5/18/10	29,707
Norwegian Krone	4,489,876	754,924	5/18/10	11,986
Norwegian Krone	36,509,509	6,138,683	5/18/10	106,316
Norwegian Krone	6,470,000	1,087,861	5/18/10	(16,917)
Polish Zloty	16,571,326	5,788,337	5/18/10	14,151
Polish Zloty	1,088,775	380,307	5/18/10	(14,552)
Polish Zloty	1,030,000	359,777	5/18/10	(6,252)
Swedish Krona	12,250,000	1,702,084	5/18/10	(22,307)

				3,428,918

Net Unrealized Gain on Open Forward Foreign Currency Contracts				$2,192,198

At March 31, 2010, the Fund had the following open swap contract:

SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT1	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND‡		MARKET VALUE2	UPFRONT PREMIUMS PAID/ (RECEIVED)	UNREALIZED APPRECIATION/ (DEPRECIATION)
Credit Default Swaps on Credit Indices - Buy Protection [3]
JP Morgan Chase & Co. (ITRAXX EUROPE 06/15)	$2,934,000	6/20/15	1.000 Quarterly	%	$(41,483)	$(41,551)	$68

1	The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

2	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

3	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.

‡	Percentage shown is an annual percentage rate.

3. Derivative Instruments and Hedging Activities

Financial Accounting Standards Board Codification Topic 815 (“ASC Topic 815”) requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at March 31, 2010.

	Futures Contracts		Forward Foreign Currency Contracts
Primary Underlying Risk Disclosure	Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation	Unrealized Depreciation	Swap Contracts, at value	Total
Interest Rate Contracts	$60,059	$(63,284)	—	—	—	$(3,225)
Foreign Exchange Contracts	—	—	$4,414,096	$(2,221,898)	—	2,192,198
Credit Contracts	—	—	—	—	$(41,483)	(41,483)
Other Contracts	—	—	—	—	—	0

Total	$60,059	$(63,284)	$4,414,096	$(2,221,898)	$(41,483)	$2,147,490

During the period ended March 31, 2010, the Fund had average market values of $12,411,997, $26,979,144, $45,125, $92,438, $80,943,989 and $150,150,192 in futures contracts (to buy), futures contracts (to sell), written options, purchased options, forward foreign currency contracts (to buy) and forward foreign currency contracts (to sell), respectively. Additionally, the Fund had average notional balances of $651,250 and $2,934,000 in credit default swap contracts (to buy protection) and credit default swap contracts (to sell protection).

Notes to Schedule of Investments (unaudited) (continued)

The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

As of March 31, 2010, the total value of swap positions with credit related contingent features in a net liability position was $41,483. If a contingent feature would have been triggered as of March 31, 2010, the Fund would have been required to pay this amount in cash to its counterparties. The Fund did not hold or post collateral for its swap transactions.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Funds, Inc.

By	/S/ R. JAY GERKEN
R. Jay Gerken President

Date:	May 27, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/S/ R. JAY GERKEN
R. Jay Gerken President

Date:	May 27, 2010

By	/S/ FRANCES M. GUGGINO
Frances M. Guggino Principal Financial and Accounting Officer

Date:	May 27, 2010